Exhibit 99.1

Supplemental Information

(Unaudited)

December 31, 2007

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

December 31, 2007

Page
Highlights and Discussion
Reporting Period Highlights – Year Ended December 31, 2007	1
Reporting Period Highlights – Fourth Quarter 2007	3
Forward-Looking Statements	5

Financial Statements

Annual Selected Financial Summary Data	6
Annual Consolidated Balance Sheets	7
Annual Consolidated Statements of Operations	8
Annual Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	9
Annual Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	10
Quarterly Selected Financial Summary Data	11
Quarterly Consolidated Balance Sheets	12
Quarterly Consolidated Statements of Operations	13
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	14
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	15

Selected Financial Analyses

Quarterly Equity Analysis	16
Quarterly Debt Analysis	17
Quarterly Operating Ratios	18
Quarterly Dividend Analysis	19
Investor Composition and Analyst Coverage	20
Debt Maturity Schedule – December 31, 2007	21

Portfolio Summary

Property Summary by Region – December 31, 2007 – Wholly Owned Properties	22
Property Summary by Region – December 31, 2007 – Joint Venture Properties	28
Property Occupancy Rates by Region by Quarter – Wholly Owned Properties	29
Property Occupancy Rates by Region by Quarter – Joint Venture Properties	30
Top Twenty Office Tenants of Wholly Owned Properties as of December 31, 2007	31
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	32
Same Office Property Cash and GAAP Net Operating Income by Quarter	33
Average Occupancy Rates by Region for Same Office Properties	34
Office Lease Expiration Analysis by Year for Wholly Owned Properties	35
Annual Office Renewal Analysis	36
Quarterly Office Renewal Analysis for Wholly Owned Properties as of December 31, 2007	37
Year to Date Wholly Owned Acquisition Summary as of December 31, 2007	38
Year to Date Wholly Owned Disposition Summary as of December 31, 2007	39
Development Summary as of December 31, 2007	40
Total Development Placed into Service as of December 31, 2007	42
Land Inventory as of December 31, 2007	43
Joint Venture Summary as of December 31, 2007	44
Reconciliations of Non GAAP Measurements	45

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non GAAP measurements have been provided on page 45.  Refer to our Form 8-K for definitions of certain terms used herein.

Reporting Period Highlights – Year Ended December 31, 2007

Financial Results

•                  Reported FFO – diluted of $125,309,000 or $2.24 per share/unit for the year ended December 31, 2007 as compared to $98,937,000 or $1.91 per share/unit for the comparable 2006 period, representing an increase of 17.3% per share/unit.  Included in our 2006 FFO – diluted is a $3.9 million accounting charge associated with the Series E and Series F preferred share redemptions.  Without this accounting charge, our 2006 FFO – diluted, as adjusted, would have been $1.99 per share, representing an increase of 12.6% per share/unit.

•                  Reported Net Income Available to Common Shareholders of $18,716,000 or $.39 per diluted share for the year ended December 31, 2007 as compared to $29,927,000 or $.69 per diluted share for the comparable 2006 period, representing a decrease of 43.5% per share.  Included in 2007 net income is a gain on sale of real estate of approximately $4.8 million, net of minority interests and income taxes, as compared to a gain on sale of real estate of approximately $14.8 million, net of minority interests and income taxes, in 2006 net income.  Also included in 2006 net income is an accounting charge of $3.9 million, or $.09 per share, for the write-off of initial issuance costs related to the Series E and Series F preferred share redemptions.

•                  Reported AFFO – diluted of $90,767,000 for the year ended December 31, 2007 as compared to $74,679,000 for the comparable 2006 period, representing an increase of 21.5%.

•                  Our FFO payout ratio was 57.5% for the year ended December 31, 2007 as compared to 60.3% for the comparable 2006 period.  Our AFFO payout ratio was 79.3% for the year ended December 31, 2007 as compared to 79.9% for the comparable 2006 period.

Acquisitions / Dispositions

During 2007, we continued our strategy of reducing our position in non-core markets and redeploying funds into our core and expansion markets.  Some highlights follow:

•                  Core markets - We acquired 56 operating assets, containing approximately 2.4 million square feet, and 187 acres of land, developable into approximately 2.0 million square feet, for $362.5 million plus $1.4 million in transaction costs (collectively, the “Nottingham portfolio”).  As a result of the Nottingham portfolio, we obtained a dominant ownership position in the White Marsh submarket.  Through this opportunistic transaction, we recognized a gain of $3.0 million ($1.9 million after-tax gain) on the sale of 16.5 acres of development land.  In addition, we sold a 56,000 square foot operating property for $6.8 million and recognized a gain of $1.1 million.

•                  Dispositions - We sold four non-core properties (including the 56,000 square foot operating property mentioned above) totaling 128,153 square feet for $17.8 million and realized a gain of $3.9 million.

Financing Activity and Capital Transactions

•                  During the year, we raised $194.0 million of equity, including $167.4 million from the issuance of 3.4 million common shares/units with an average deemed value of $48.90 per share/unit and $26.6 million from the issuance of Series K convertible preferred shares.  These Series K convertible preferred shares accrue annual dividends at the rate of $2.80 per share, which is equal to 5.6% of the $50.00 per share liquidation preference on these preferred shares.  Of these equity issuances, approximately $181.5 million funded part of the $362.5 million Nottingham portfolio acquisition.

•                  We increased our quarterly dividend 9.7% to $.34 per share from $.31 per share.

•                  In October 2007, we increased the borrowing capacity under our unsecured line of credit from $500.0 to $600.0 million and extended the maturity date to September 30, 2011, subject to a one-year extension option.  As part of the second amended and restated credit agreement, we improved our interest rate pricing ranging from 75 basis points to 125 basis points over LIBOR, depending upon our leverage ratio.

•                  In May 2007, we closed a $150.0 million, ten year, 5.65% fixed interest rate loan which requires interest only payments.  We primarily used the net proceeds to retire $120.5 million of existing indebtedness scheduled to mature in June 2007.

Development / Joint Ventures

•                  We created development opportunities primarily through the $10.0 million purchase of 56 acres of land which can support potential development of 800,000 square feet of office space.  This site is strategically located adjacent to Aberdeen Proving Ground in Aberdeen, Maryland and will be known as Northgate Business Park.  In addition, we acquired the remaining 50% undivided interest for $14.0 million in a 132 acre parcel of land located in InterQuest Office Business Park in Colorado Springs, Colorado, which can support up to 1.9 million square feet of office space.

•                  We placed into service 548,614 square feet in six properties in the year ended December 31, 2007.  One of these properties contained 68,196 square feet placed into service during 2006.  This total space, consisting of 616,810 square feet, was 95.4% leased as of December 31, 2007.   Two of these properties containing 295,842 square feet are classified as “data centers.”

•                  Within our Colorado Springs region, the City of Colorado Springs selected us as the master developer for a 272 acre site, which can support approximately 3.5 million square feet of office, retail, industrial and flex space.  This land parcel, located adjacent to the Colorado Springs Airport and Peterson Air Force Base, represents an $800.0 million strategic opportunity which we expect to fund over the next fifteen to twenty years.

•                  In July 2007, we acquired a 50% joint venture interest in Arundel Preserve #5, LLC which owns a 23 acre land parcel located in Hanover, Maryland that can support up to 455,400 square feet of office development, of which 151,800 square feet are under construction.

Operations

•                  During 2007, we leased 2.6 million square feet including 2.2 million square feet of renewed and retenanted space, 238,000 square feet of previously unoccupied space and 104,000 square feet of new development space.

•                  We renewed 1.7 million square feet, or 69.1%, of our expiring office leases (based upon square footage) with an average capital cost of $5.93 per square foot during the year ended December 31, 2007.  For our renewed space only, we realized an increase of 9.5% as measured from the GAAP straight-line rent in effect preceding the renewal date, and an increase of 2.5% in total cash rent.  For our renewed and retenanted space of 2.2 million square feet, we realized an increase in total rent of 7.3%, as measured from the GAAP straight-line rent in effect preceding the renewal date, and an increase of 0.9% in total cash rent.  We incurred an average committed cost of $9.58 per square foot for our renewed and retenanted space for the year.

•                  For our entire portfolio, we recognized $4.1 million in lease termination fees, net of write-offs of related straight-line rents and previously unamortized deferred market revenue (SFAS 141 revenues) for the year ended December 31, 2007, as compared to $5.7 million for the year ended December 31, 2006.

•                  In June 2007, we received $2.5 million and recognized a $1.0 million gain in connection with the disposition of most of our investment in TractManager, Inc.  TractManager, Inc. is an entity that developed an Internet-based contract imaging and management system for sale to real estate owners and healthcare providers.  We will continue to use the cost method of accounting for our $128,000 remaining investment.

Reporting Period Highlights – Fourth Quarter 2007

Financial Results

•                  Reported FFO – diluted of $32,832,000 or $.59 per share/unit, for the fourth quarter of 2007 as compared to $25,077,000, or $.48 per share/unit, for the comparable 2006 period, representing an increase of 22.9% per share/unit.  Included in our fourth quarter 2006 FFO – diluted is a $2.1 million accounting charge associated with the Series F preferred share redemption.  Without this accounting charge, our FFO – diluted, as adjusted, would have been $.52 per share, representing an increase of 13.5% as compared to the fourth quarter of 2007.

•                  Reported Net Income Available to Common Shareholders of $5,904,000, or $.12 per diluted share, for the fourth quarter of 2007 as compared to $3,730,000, or $.08 per diluted share, for the comparable 2006 period.  Included in fourth quarter 2006 net income is an accounting charge of $2.1 million, or $.05 per share, for the write-off of initial issuance costs related to the Series F preferred share redemption.

•                  Reported AFFO – diluted of $23,232,000 for the fourth quarter of 2007 as compared to $17,695,000 for the comparable 2006 period, representing an increase of 31.3%.

•                  Our FFO payout ratio was 57.5% for the fourth quarter of 2007 as compared to 63.5% for the comparable 2006 period.  Our AFFO payout ratio was 81.2% for the fourth quarter of 2007 as compared to 89.9% for the comparable 2006 period.

Financing Activity and Capital Transactions

•                  In October, we executed a swap for an aggregate notional amount of $50.0 million at a fixed one-month LIBOR rate of 4.330%, which commenced October 23, 2007 and expires on October 23, 2009.

•                  As of December 31, 2007, our ratio of debt to market capitalization was 48.0%, and our ratio of debt to undepreciated book value of real estate assets was 60.9%.  We achieved an EBITDA interest coverage ratio of 2.95x and an EBITDA fixed charge coverage ratio of 2.45x for this quarter.

Dispositions

•                  During the fourth quarter, we sold 11.6 acres of land located in Owings Mills, Maryland for $6.4 million and recognized a gain of $1.7 million (or an after-tax gain of $.7 million).  In addition, we sold a 56,000 square foot operating property, classified as discontinued operations, for $6.8 million and recognized a gain of $1.1 million.

Development

•                  During the fourth quarter, we placed into service 228,523 square feet, 100% leased, in the following two buildings:  320 Sentinel Way (known as 320 NBP) and 201 Technology Park Drive.

•                  In December, we signed a 75,000 square foot, ten year lease with ITT Corporation, Systems Division for 655 Space Center Drive (known as Patriot Park VI) in Colorado Springs, Colorado.   This development property is 72.1% leased as of December 31, 2007.

Operations

•                  Our wholly owned portfolio was 92.59% occupied and 93.42% leased, as of December 31, 2007.  Our entire portfolio was 92.49% occupied and 93.29% leased, as of December 31, 2007.

•                  Our same office property cash NOI for the quarter ended December 31, 2007 increased by 6.6%, or $3.1 million, as compared to the quarter ended December 31, 2006.  Our same office portfolio consists of 162 properties and represents 81.3% of our wholly owned portfolio as of December 31, 2007.

•                  Weighted average lease term of our wholly owned portfolio is 5.0 years, as of December 31, 2007 with an average contractual rental rate (including tenant reimbursements of operating costs) of $21.36 per square foot.

•                  We renewed 300,970 square feet, or 60.4%, of our expiring office leases (based upon square footage) with an average committed cost of $3.98 per square foot during the fourth quarter.  For our renewed space only, we realized an increase in total rent of 16.0%, as measured from the GAAP straight-line rent in effect preceding the renewal date, and an increase of 7.4% in total cash rent.  For our renewed and retenanted space of 436,116 square feet, we realized an increase in total rent of 8.5%, as measured from the GAAP straight-line rent in effect preceding the renewal date and an increase of 0.2% in total cash rent.  We incurred an average committed cost of $12.83 per square foot for our renewed and retenanted space in the fourth quarter.

•                  We recognized $.6 million in lease termination fees, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities (i.e., SFAS 141 revenues) in the quarter ended December 31, 2007, as compared to $3.4 million in the quarter ended December 31, 2006.

Subsequent Events

•                  On January 29, 2008, we completed the formation of M Square Associates, LLC, a joint venture in which we hold a 45% equity interest.  This joint venture will own, develop and manage office properties, approved for up to approximately 750,000 square feet, located in M Square Research Park in College Park, Maryland.  This joint venture is constructing a 118,107 square foot property located at 5825 University Research Court, within M Square Research Park.

•                  On January 29, 2008, we placed into service the entire 59,763 square foot property located at 1055 North Newport Road in Colorado Springs, Colorado which is 100% leased to SI International, Inc. for a ten year term.

•                  On January 31, 2008, we sold a 142,385 square foot operating property located in Central New Jersey for $17.0 million and realized an estimated gain of $1.3 million.  We now own only three properties totaling 242,598 square feet in Central New Jersey.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2006.

Annual Selected Financial Summary Data

(Dollars in thousands)

	December 31
	2007	2006	2005

Revenues from Real Estate Operations	$368,949	$293,578	$236,809

EBITDA	235,271	213,389	169,135

Net Income	34,784	49,227	39,031
Preferred Share dividends	(16,068)	(15,404)	(14,615)
Issuance costs associated with redeemed preferred shares	—	(3,896)	—

Net Income Available to Common Shareholders	$18,716	$29,927	$24,416

Earnings per diluted share	$0.39	$0.69	$0.63

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.39	$0.78	$0.63

Funds From Operations (FFO) - Diluted	$125,309	$98,937	$88,801
FFO per diluted share	$2.24	$1.91	$1.86

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$2.24	$1.99	$1.86

Adjusted FFO - Diluted	$90,767	$74,679	$63,414

Payout Ratios:

Earnings Payout	327.7%	166.0%	166.9%

FFO - Diluted	57.5%	60.3%	56.3%

AFFO - Diluted	79.3%	79.9%	78.8%

Total Dividends/Distributions	$88,741	$75,730	$65,252

Note: The above presentation does not separately report discontinued operations.

Annual Consolidated Balance Sheets

(Dollars in thousands except per share data)

	December 31
	2007	2006	2005
Assets
Investment in real estate:
Land - operational	$416,711	$343,098	$314,720
Land - development	214,696	153,436	117,434
Construction in progress	181,316	144,991	138,183
Buildings and improvements	2,079,136	1,689,359	1,491,253
Investment in and advances to unconsolidated real estate joint ventures	—	—	1,451
Less: accumulated depreciation	(288,387)	(219,574)	(174,935)
Net investment in real estate	2,603,472	2,111,310	1,888,106

Cash and cash equivalents	24,638	7,923	10,784
Restricted cash	15,121	52,856	21,476
Accounts receivable, net	24,831	26,367	15,606
Deferred rent receivable	53,631	41,643	32,579
Deferred charges, net	49,051	43,710	35,046
Intangible assets on real estate acquisitions, net	108,661	87,325	90,984
Prepaid and other assets	52,448	48,467	35,178
Total assets	$2,931,853	$2,419,601	$2,129,759

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,625,842	$1,298,537	$1,348,351
3.5% Exchangeable Senior Notes	200,000	200,000	—
Accounts payable and accrued expenses	75,363	68,190	41,693
Rents received in advance and security deposits	30,978	20,237	14,774
Deferred revenue associated with acquired operating leases	11,530	11,120	12,707
Distributions in excess of investment in unconsolidated real estate joint ventures	4,246	3,614	3,081
Dividends/distributions payable	22,441	19,164	16,703
Other liabilities	8,716	8,249	4,727
Total liabilities	1,979,116	1,629,111	1,442,036

Minority interests:
Preferred Units in the Operating Partnership	8,800	8,800	8,800
Common Units in the Operating Partnership	114,127	104,934	95,014
Other consolidated real estate joint ventures	7,168	2,453	1,396
Total minority interests	130,095	116,187	105,210

Commitments and contingencies	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized)	81	76	67
Common Shares of beneficial interest ($0.01 par value;
75,000,000 authorized, 47,366,475 shares issued as of December 31, 2007)	474	429	399
Additional paid-in capital	950,615	758,032	657,339
Cumulative distributions in excess of net income	(126,156)	(83,541)	(67,697)
Value of unearned restricted common share grants	—	—	(7,113)
Accumulated other comprehensive loss	(2,372)	(693)	(482)
Total shareholders’ equity	822,642	674,303	582,513
Total shareholders’ equity and minority interests	952,737	790,490	687,723
Total liabilities and shareholders’ equity	$2,931,853	$2,419,601	$2,129,759

Note:  The above presentation does not separately report discontinued operations.

Annual Consolidated Statements of Operations

(Dollars and units in thousands)

	December 31
	2007	2006	2005
Revenues
Rental revenue	$315,588	$253,913	$208,144
Tenant recoveries and other real estate operations revenue	53,361	39,665	28,665
Construction contract revenues	37,074	52,182	74,357
Other service operations revenues	4,151	7,902	4,877
Total Revenues	410,174	353,662	316,043

Expenses
Property operating	123,282	92,907	70,337
Depreciation and amortization associated with real estate operations	106,331	78,054	60,427
Construction contract expenses	35,723	49,961	72,534
Other service operations expenses	4,070	7,384	4,753
General and administrative expenses	20,523	16,936	13,533
Total Operating Expenses	289,929	245,242	221,584

Operating Income	120,245	108,420	94,459
Interest expense	(82,032)	(70,260)	(53,906)
Amortization of deferred financing costs	(3,676)	(2,847)	(2,229)
Gain on sales of non-real estate investments	1,033	—	—

Income from continuing operations before equity in loss of unconsolidated entities, income taxes and minority interests	35,570	35,313	38,324
Equity in loss of unconsolidated entities	(224)	(92)	(88)
Income tax expense	(569)	(887)	(668)
Income from continuing operations before minority interests	34,777	34,334	37,568
Minority interest in income from continuing operations
Common units in the Operating Partnership	(2,860)	(3,302)	(4,326)
Preferred units in the Operating Partnership	(660)	(660)	(660)
Other consolidated entities	122	136	85
Income from continuing operations	31,379	30,508	32,667
Income from discontinued operations, net of income taxes and minority interests	1,845	17,987	6,096
Income before gain on sales of real estate	33,224	48,495	38,763
Gain on sales of real estate, net of income taxes and minority interests	1,560	732	268
Net Income	34,784	49,227	39,031
Preferred share dividends	(16,068)	(15,404)	(14,615)
Issuance costs associated with redeemed preferred shares	—	(3,896)	—
Net Income Available to Common Shareholders	$18,716	$29,927	$24,416

For EPS Computations:
Numerator:

Numerator for Dilutive EPS Computation	$18,716	$29,927	$24,416

Denominator:
Weighted Average Common Shares - Basic	46,527	41,463	37,371
Dilutive effect of share-based compensation awards	1,103	1,799	1,626
Weighted Average Common Shares - Diluted	47,630	43,262	38,997

Earnings per diluted share	$0.39	$0.69	$0.63

Annual Consolidated Reconciliations of Funds From Operations (FFO),  Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars and shares in thousands)

	December 31
	2007	2006	2005

Net Income	$34,784	$49,227	$39,031
Combined real estate related depreciation and other amortization	106,260	78,631	62,850
Depreciation and amortization of unconsolidated real estate entities	666	910	182
Depreciation and amortization allocable to minority interests in other consol. entities	(188)	(163)	(114)
Gain on sale of real estate properties, excluding redevelopment, net of income taxes	(3,827)	(17,644)	(4,422)
Funds From Operations (FFO)	$137,695	$110,961	$97,527

Minority interest - common units, gross	3,682	7,276	5,889
Preferred share dividends	(16,068)	(15,404)	(14,615)
Issuance costs associated with redeemed preferred shares (1)	—	(3,896)	—
Funds From Operations (FFO) - Basic & Diluted	$125,309	$98,937	$88,801

Straight line rent adjustments	(11,722)	(9,740)	(6,763)
Amortization of deferred market rental revenue	(1,985)	(1,904)	(426)
Issuance costs associated with redeemed preferred shares (1)	—	3,896	—
Recurring capital expenditures	(20,835)	(16,510)	(18,198)
Adjusted Funds From Operations (AFFO) - Diluted	$90,767	$74,679	$63,414

Preferred dividends	$16,068	$15,404	$14,615
Preferred distributions	660	660	660
Common distributions	10,682	9,996	9,222
Common dividends	61,331	49,670	40,755
Total Dividends/Distributions	$88,741	$75,730	$65,252

Denominator for earnings per share - Diluted	47,630	43,262	38,997
Common units	8,296	8,511	8,702
Denominator for funds from operations per share - Diluted	55,926	51,773	47,699

Funds From Operations (FFO) - Diluted	$125,309	$98,937	$88,801
Issuance costs associated with redeemed preferred shares (1)	—	3,896	—
FFO - Diluted, as adjusted for issuance costs associated with redeemed preferred shares	$125,309	$102,833	$88,801

Numerator for Dilutive EPS Computation	$18,716	$29,927	$24,416
Issuance costs associated with redeemed preferred shares (1)	—	3,896	—
Numerator for Dilutive EPS Computation, as adjusted	$18,716	$33,823	$24,416

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.39	$0.78	$0.63

(1) Earnings per diluted share and FFO per diluted share have been adjusted to exclude the issuance costs associated with our Series E and F redeemed preferred shares.

Annual Consolidated Reconciliation of Earnings Before Interest,

Income Taxes, Depreciation and Amortization (EBITDA)

(Dollars and shares in thousands)

	December 31
	2007	2006	2005

Net Income	$34,784	$49,227	$39,031
Combined interest expense	83,282	72,420	57,145
Combined amortization of deferred financing costs	3,676	2,981	2,240
Combined income tax expense	1,684	887	699
Depreciation of furniture, fixtures and equipment	1,365	1,443	706
Combined real estate related depreciation and other amortization	106,260	78,631	62,850
Minority interest - preferred units	660	660	660
Minority interest - other consolidated entities	(122)	(136)	(85)
Minority interest - common units, gross	3,682	7,276	5,889
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$235,271	$213,389	$169,135

Common dividends for Earnings Payout Ratio	$61,331	$49,670	$40,755
Common distributions	10,682	9,996	9,222
Dividends and distributions for FFO and AFFO Payout Ratio	$72,013	$59,666	$49,977

Total tenant improvements and incentives on operating properties	$21,487	$20,649	$30,452
Total capital improvements on operating properties	11,230	11,779	9,782
Total leasing costs for operating properties	7,562	8,610	9,843
Less: Nonrecurring tenant improvements and incentives on operating properties	(12,192)	(13,862)	(21,505)
Less: Nonrecurring capital improvements on operating properties	(4,494)	(5,418)	(4,522)
Less: Nonrecurring leasing costs for operating properties	(2,856)	(6,388)	(6,040)
Add: Recurring improvements on operating properties held through joint ventures	98	1,140	188
Recurring capital expenditures	$20,835	$16,510	$18,198

Discontinued Operations
Revenues from real estate operations	$2,570	$12,214	$15,550
Property operating expenses	(1,658)	(3,126)	(5,903)
Depreciation and amortization	(1,294)	(2,020)	(3,128)
Amortization of deferred financing costs	—	(134)	(11)
General and administrative	(5)	(1)	(1)
Income taxes	(44)	—	—
Interest	(1,250)	(2,160)	(3,238)
Gain on sales of real estate	3,871	17,031	4,324
Income from discontinued operations	2,190	21,804	7,593
Minority interests in discontinued operations	(345)	(3,817)	(1,497)
Income from discontinued operations, net of minority interests	$1,845	$17,987	$6,096

Interest expense from continuing operations	$82,032	$70,260	$53,906
Interest expense from discontinued operations	1,250	2,160	3,238
Combined interest expense	$83,282	$72,420	$57,144

Amortization of deferred financing costs from continuing operations	$3,676	$2,847	$2,229
Amortization of deferred financing costs from discontinued operations	—	134	11
Combined amortization of deferred financing costs	$3,676	$2,981	$2,240

Depreciation and amortization	$106,331	$78,054	$60,427
Depreciation of furniture, fixtures and equipment	(1,365)	(1,443)	(706)
Depreciation and amortization from discontinued operations	1,294	2,020	3,128
Combined real estate related depreciation and other amortization	$106,260	$78,631	$62,849

Income tax expense from continuing operations	$569	$887	$668
Income tax expense from gain on sales of discontinued operations	44	—	—
Income tax expense from gain on other sales of real estate	1,071	—	31
Combined income tax expense	$1,684	$887	$699

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2007				2006
	December 31	September 30	June 30	March 31	December 31

Revenues from Real Estate Operations	$94,794	$94,376	$90,642	$89,137	$77,491

Total Revenues	$103,292	$105,333	$102,335	$99,214	$92,335

Combined Net Operating Income	$63,739	$62,593	$61,876	$58,371	$55,636

EBITDA	$61,255	$61,783	$58,381	$53,852	$51,095

Net Income	$9,929	$11,431	$7,877	$5,547	$9,587
Preferred Share dividends	(4,025)	(4,025)	(4,025)	(3,993)	(3,790)
Issuance costs associated with redeemed preferred shares	—	—	—	—	(2,067)
Net Income Available to Common Shareholders	$5,904	$7,406	$3,852	$1,554	$3,730

Earnings per diluted share	$0.12	$0.15	$0.08	$0.03	$0.08

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.12	$0.15	$0.08	$0.03	$0.13

Funds From Operations (FFO) - Diluted	$32,832	$32,352	$31,837	$28,288	$25,077
FFO per diluted share	$0.59	$0.58	$0.57	$0.51	$0.48

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.59	$0.58	$0.57	$0.51	$0.52

Adjusted FFO - Diluted	$23,232	$23,856	$21,614	$22,065	$17,695

Payout Ratios:

Earnings Payout	272.6%	217.3%	379.4%	934.9%	356.4%

FFO - Diluted	57.5%	58.3%	54.0%	60.4%	63.5%

AFFO - Diluted	81.2%	79.1%	79.5%	77.4%	89.9%

Total Dividends/Distributions	$23,064	$23,059	$21,377	$21,241	$19,869

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2007				2006
	December 31	September 30	June 30	March 31	December 31
Assets
Investment in real estate:
Land - operational	$416,711	$415,061	$414,870	$412,791	$343,098
Land - development	214,696	218,890	205,887	193,715	153,436
Construction in progress	181,316	193,081	163,810	185,579	144,991
Buildings and improvements	2,079,136	2,028,493	1,995,254	1,918,742	1,689,359
Less: accumulated depreciation	(288,387)	(270,580)	(255,248)	(236,650)	(219,574)
Net investment in real estate	2,603,472	2,584,945	2,524,573	2,474,177	2,111,310

Cash and cash equivalents	24,638	21,895	15,123	22,003	7,923
Restricted cash	15,121	16,874	20,482	19,030	52,856
Accounts receivable, net	24,831	20,680	18,826	24,478	26,367
Deferred rent receivable	53,631	50,891	47,579	44,294	41,643
Deferred charges, net	49,051	46,019	47,292	45,496	43,710
Intangible assets on real estate acquisitions, net	108,661	116,368	123,861	131,934	87,325
Prepaid and other assets	52,448	58,351	56,993	53,311	48,467
Total assets	$2,931,853	$2,916,023	$2,854,729	$2,814,723	$2,419,601

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,625,842	$1,599,912	$1,552,478	$1,515,183	$1,298,537
3.5% Exchangeable Senior Notes	200,000	200,000	200,000	200,000	200,000
Accounts payable and accrued expenses	75,363	80,022	61,531	61,131	68,190
Rents received in advance and security deposits	30,978	24,916	26,547	25,127	20,237
Deferred revenue associated with acquired operating leases	11,530	12,475	13,522	14,607	11,120
Distributions in excess of investment in unconsolidated real estate joint ventures	4,246	4,124	3,852	3,797	3,614
Dividends and distributions payable	22,441	22,433	20,754	20,687	19,164
Other liabilities	8,716	7,766	7,525	8,951	8,249
Total liabilities	1,979,116	1,951,648	1,886,209	1,849,483	1,629,111

Minority interests:
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Common units in the Operating Partnership	114,127	115,837	119,297	118,614	104,934
Other consolidated real estate joint ventures	7,168	6,970	2,654	2,408	2,453
Total minority interests	130,095	131,607	130,751	129,822	116,187

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized)	81	81	81	81	76
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 47,366,475 shares issued as of December 31, 2007)	474	473	472	469	429
Additional paid-in capital	950,615	949,392	944,818	932,287	758,032
Cumulative distributions in excess of net income	(126,156)	(115,963)	(107,277)	(96,516)	(83,541)
Accumulated other comprehensive loss	(2,372)	(1,215)	(325)	(903)	(693)
Total shareholders’ equity	822,642	832,768	837,769	835,418	674,303
Total shareholders’ equity and minority interests	952,737	964,375	968,520	965,240	790,490
Total liabilities and shareholders’ equity	$2,931,853	$2,916,023	$2,854,729	$2,814,723	$2,419,601

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2007				2006
	December 31	September 30	June 30	March 31	December 31
Revenues
Rental revenue	$81,269	$80,261	$78,560	$75,498	$66,614
Tenant recoveries and other real estate operations revenue	13,525	14,115	12,082	13,639	10,877
Construction contract revenues	7,716	10,047	10,620	8,691	12,263
Other service operations revenues	782	910	1,073	1,386	2,581
Total Revenues	103,292	105,333	102,335	99,214	92,335

Expenses
Property operating expenses	31,133	31,614	28,973	31,562	25,447
Depreciation and amortization associated with real estate operations	26,312	26,431	27,243	26,345	19,916
Construction contract expenses	7,597	9,507	10,136	8,483	11,827
Other service operations expenses	733	806	1,126	1,405	2,393
General and administrative expenses	5,402	5,422	5,085	4,614	5,042
Total Operating Expenses	71,177	73,780	72,563	72,409	64,625

Operating Income	32,115	31,553	29,772	26,805	27,710
Interest expense	(20,771)	(21,000)	(20,460)	(19,801)	(18,625)
Amortization of deferred financing costs	(970)	(901)	(921)	(884)	(949)
Gain on sales of non-real estate investments	—	—	1,033	—	—

Income from continuing operations before equity in loss of unconsolidated entities, income taxes and minority interests	10,374	9,652	9,424	6,120	8,136
Equity in loss of unconsolidated entities	(27)	(46)	(57)	(94)	(52)
Income tax expense	(89)	(197)	(178)	(105)	(264)
Income from continuing operations before minority interests	10,258	9,409	9,189	5,921	7,820
Minority interest in income from continuing operations
Common units in the Operating Partnership	(925)	(808)	(828)	(299)	(672)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	32	12	31	47	40

Income from continuing operations	9,200	8,448	8,227	5,504	7,023
Income (loss) from discontinued operations, net of minority interests	368	1,945	(511)	43	2,564
Income before gain on sales of real estate	9,568	10,393	7,716	5,547	9,587
Gain on sales of real estate, net of income taxes and minority interests	361	1,038	161	—	—

Net Income	9,929	11,431	7,877	5,547	9,587
Preferred share dividends	(4,025)	(4,025)	(4,025)	(3,993)	(3,790)
Issuance costs associated with redeemed preferred shares	—	—	—	—	(2,067)

Net Income Available to Common Shareholders	$5,904	$7,406	$3,852	$1,554	$3,730

For EPS Computations:

Numerator for Dilutive EPS	$5,904	$7,406	$3,852	$1,554	$3,730

Denominator:
Weighted Average Common Shares - Basic	46,947	46,781	46,686	45,678	42,439
Dilutive effect of share-based compensation awards	914	1,005	1,105	1,465	1,641
Weighted Average Common Shares - Diluted	47,861	47,786	47,791	47,143	44,080

Earnings per diluted share	$0.12	$0.15	$0.08	$0.03	$0.08

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars in thousands)

	2007				2006
	December 31	September 30	June 30	March 31	December 31

Net Income	$9,929	$11,431	$7,877	$5,547	$9,587
Combined real estate related depreciation and other amortization	26,607	26,266	27,087	26,300	19,768
Depreciation and amortization of unconsolidated real estate entities	163	166	169	168	345
Depreciation and amortization allocable to minority interests in other consol. entities	(51)	(48)	(47)	(42)	(41)
(Gain) loss on sales of real estate properties, excluding development, net of income taxes	(1,049)	(2,789)	11	—	71
Funds From Operations (FFO)	35,599	35,026	35,097	31,973	29,730

Minority interest - common units, gross	1,258	1,351	765	308	1,204
Preferred share dividends	(4,025)	(4,025)	(4,025)	(3,993)	(3,790)
Issuance costs associated with redeemed preferred shares (1)	—	—	—	—	(2,067)
Funds From Operations (FFO) - Basic & Diluted	32,832	32,352	31,837	28,288	25,077

Straight line rent adjustments	(2,680)	(3,247)	(3,224)	(2,571)	(2,484)
Amortization of deferred market rental revenue	(416)	(585)	(473)	(511)	(578)
Issuance costs associated with redeemed preferred shares (1)	—	—	—	—	2,067
Recurring capital expenditures	(6,504)	(4,664)	(6,526)	(3,141)	(6,387)
Adjusted Funds From Operations (AFFO) - Diluted	$23,232	$23,856	$21,614	$22,065	$17,695

Preferred dividends	$4,025	$4,025	$4,025	$3,993	$3,790
Preferred distributions	165	165	165	165	165
Common distributions	2,777	2,777	2,574	2,554	2,622
Common dividends	16,097	16,092	14,613	14,529	13,292
Total Dividends/Distributions	$23,064	$23,059	$21,377	$21,241	$19,869

Denominator for earnings per share - Diluted	47,861	47,786	47,791	47,143	44,080
Common units	8,167	8,297	8,313	8,411	8,495
Denominator for funds from operations per share - Diluted	56,028	56,083	56,104	55,554	52,575

Funds From Operations (FFO) - Diluted	$32,832	$32,352	$31,837	$28,288	$25,077
Issuance costs associated with redeemed preferred shares (1)	—	—	—	—	2,067
FFO - Diluted , as adjusted for issuance costs associated with redeemed preferred shares	$32,832	$32,352	$31,837	$28,288	$27,144

Numerator for Dilutive EPS Computation	$5,904	$7,406	$3,852	$1,554	$3,730
Issuance costs associated with redeemed preferred shares (1)	—	—	—	—	2,067
Numerator for Dilutive EPS Computation, as adjusted	$5,904	$7,406	$3,852	$1,554	$5,797

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.12	$0.15	$0.08	$0.03	$0.13

(1)  Earnings per diluted share and FFO per diluted share have been adjusted to exclude the issuance costs associated with our Series F redeemed preferred shares.

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization EBITDA),

Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars in thousands)

	2007				2006
	December 31	September 30	June 30	March 31	December 31

Net Income	$9,929	$11,431	$7,877	$5,547	$9,587
Combined interest expense	20,799	21,145	21,074	20,264	18,885
Combined amortization of deferred financing costs	970	901	921	884	949
Combined income tax expense	1,201	197	181	105	264
Depreciation of furniture, fixtures and equipment	358	339	342	326	313
Combined real estate related depreciation and other amortization	26,607	26,266	27,087	26,300	19,768
Minority interest - preferred units	165	165	165	165	165
Minority interest - other consolidated entities	(32)	(12)	(31)	(47)	(40)
Minority interest - common units, gross	1,258	1,351	765	308	1,204
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$61,255	$61,783	$58,381	$53,852	$51,095
Add back:
General and administrative	5,405	5,424	5,085	4,614	5,042
Income from service operations	(168)	(644)	(431)	(189)	(624)
(Gain) loss on sales of depreciated real estate properties	(1,093)	(2,789)	11	—	71
Gain on sale of non-real estate investments	—	—	(1,033)	—	—
Non-operational property sales and real estate services	(1,687)	(1,227)	(194)	—	—
Equity in loss of unconsolidated entities	27	46	57	94	52
Combined Net Operating Income (NOI)	$63,739	$62,593	$61,876	$58,371	$55,636

Discontinued Operations
Revenues from real estate operations	$322	$462	$528	$1,258	$3,986
Property operating expenses	(244)	(631)	(321)	(462)	(394)
Depreciation and amortization	(653)	(174)	(186)	(281)	(165)
General and administrative	(3)	(2)	—	—	—
Income taxes	(44)	—	—	—	—
Interest	(28)	(145)	(614)	(463)	(260)
Gain (loss) on sales of depreciated real estate properties	1,093	2,789	(11)	—	(71)
Income (loss) from discontinued operations	443	2,299	(604)	52	3,096
Minority interests in discontinued operations	(75)	(354)	93	(9)	(532)
Income (loss) from discontinued operations, net of minority interests	$368	$1,945	$(511)	$43	$2,564

Gain on sales of real estate, net, per statements of operations	$361	$1,038	$161	$—	$—
Add income taxes and minority interest	1,326	189	33	—	—
Gain (loss) on sales of real estate from discontinued operations	1,093	2,789	(11)	—	(71)
Combined gain (loss) on sales of real estate	2,780	4,016	183	—	(71)
Non-operational property sales and real estate services	(1,687)	(1,227)	(194)	—	—
Gain (loss) on sales of depreciated real estate properties	$1,093	$2,789	$(11)	$—	$(71)

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2007				2006
	December 31	September 30	June 30	March 31	December 31
Common Equity - End of Quarter
Common Shares	47,366	47,345	47,155	46,880	42,898
Common Units	8,167	8,168	8,319	8,237	8,459
Total	55,533	55,513	55,474	55,117	51,357
End of Quarter Common Share Price	$31.50	$41.63	$41.01	$45.68	$50.47
Market Value of Common Shares/Units	$1,749,290	$2,310,995	$2,274,978	$2,517,745	$2,591,988

Common Shares Trading Volume
Average Daily Volume (Shares)	482	446	464	416	353
Average Daily Volume (Dollars in thousands)	$17,714	$18,121	$20,650	$20,933	$17,019
As a Percentage of Weighted Average Common Shares	1.0%	1.0%	1.0%	0.9%	0.8%

Common Share Price Range
Quarterly High	$45.39	$44.63	$48.81	$56.45	$51.45
Quarterly Low	$30.81	$35.21	$40.47	$44.85	$44.21
Quarterly Average	$36.75	$40.66	$44.48	$50.27	$48.23

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding(1)	532	532	532	532	—
Conversion Ratio	0.8163	0.8163	0.8163	0.8163	—
Common Shares Issued Assuming Conversion	434	434	434	434	—

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding	3,390	3,390	3,390	3,390	3,390
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	7,590	7,590
Total Convertible Preferred Equity	884	884	884	884	352
Total Preferred Equity	8,474	8,474	8,474	8,474	7,942

Nonconvertible Preferred Equity ($25 par value)
Redeemable Series G Shares	$55,000	$55,000	$55,000	$55,000	$55,000
Redeemable Series H Shares	50,000	50,000	50,000	50,000	50,000
Redeemable Series J Shares	84,750	84,750	84,750	84,750	84,750
Total Nonconvertible Preferred Equity	$189,750	$189,750	$189,750	$189,750	$189,750

Convertible Preferred Equity ($25 par value)
Convertible Series I Units	$8,800	$8,800	$8,800	$8,800	$8,800
Convertible Preferred Equity ($50 par value)
Convertible Series K Shares	26,583	26,583	26,583	26,583	—
Total Convertible Preferred Equity	$35,383	$35,383	$35,383	$35,383	$8,800
Total Recorded Book Value of Preferred Equity	$225,133	$225,133	$225,133	$225,133	$198,550

Weighted Average Shares:
Common Shares Outstanding	46,947	46,781	46,686	45,678	42,439
Dilutive effect of share-based compensation awards	914	1,005	1,105	1,465	1,641
Common Units	8,167	8,297	8,313	8,411	8,495
Denominator for funds from operations per share - diluted	56,028	56,083	56,104	55,554	52,575

Capitalization
Recorded Book Value of Preferred Shares/Units	$225,133	$225,133	$225,133	$225,133	$198,550
Market Value of Common Shares/Units	1,749,290	2,310,995	2,274,978	2,517,745	2,591,988
Total Equity Market Capitalization	$1,974,423	$2,536,128	$2,500,111	$2,742,878	$2,790,538

Total Debt	$1,825,842	$1,799,912	$1,752,478	$1,715,183	$1,498,537

Total Market Capitalization	$3,800,265	$4,336,040	$4,252,589	$4,458,061	$4,289,075

Debt to Total Market Capitalization	48.0%	41.5%	41.2%	38.5%	34.9%
Debt to Total Assets	62.3%	61.7%	61.4%	60.9%	61.9%
Debt to Undepreciated Book Value of Real Estate Assets	60.9%	60.6%	60.4%	60.3%	62.0%

(1)  We issued 531,667 Series K Cumulative Redeemable Preferred Shares with a $50.00 per share liquidation preference on January 9, 2007.

Quarterly Debt Analysis

(Dollars in thousands)

	2007				2006
	December 31	September 30	June 30	March 31	December 31
Debt Outstanding
Mortgage Loans	$1,160,753	$1,169,094	$1,196,512	$1,174,859	$1,057,458
Construction Loans	104,089	103,818	88,966	76,324	56,079
Unsecured Revolving Credit Facility	361,000	327,000	267,000	264,000	185,000
Exchangeable Senior Notes	200,000	200,000	200,000	200,000	200,000
	$1,825,842	$1,799,912	$1,752,478	$1,715,183	$1,498,537

Average Outstanding Balance
Mortgage Loans	$1,163,419	$1,172,087	$1,184,784	$1,167,459	$918,938
Construction Loans	104,084	95,025	85,624	60,559	51,412
Unsecured Revolving Credit Facility	352,043	312,792	276,350	254,419	306,556
Exchangeable Senior Notes (1)	200,000	200,000	200,000	200,000	200,000
	$1,819,546	$1,779,904	$1,746,758	$1,682,437	$1,476,906

Interest Rate Structure
Fixed-Mortgage Loans	$1,126,253	$1,134,594	$1,162,012	$1,051,243	$1,022,958
Fixed-Exchangeable Senior Notes	200,000	200,000	200,000	200,000	200,000
Variable	349,589	365,318	290,466	363,940	175,579
Variable Subject to Interest Rate Protection (2) (3) (4)	150,000	100,000	100,000	100,000	100,000
	$1,825,842	$1,799,912	$1,752,478	$1,715,183	$1,498,537

% of Fixed Rate Loans (5)	80.85%	79.70%	83.43%	78.78%	88.28%
% of Variable Rate Loans (2) (3)	19.15%	20.30%	16.57%	21.22%	11.72%
	100.00%	100.00%	100.00%	100.00%	100.00%

Average Contract Interest Rates
Mortgage & Construction Loans	5.96%	6.01%	6.08%	6.12%	6.18%
Unsecured Revolving Credit Facility	5.79%	6.72%	6.62%	6.66%	6.77%
Exchangeable Senior Notes	3.50%	3.50%	3.50%	3.50%	3.50%
Total Weighted Average	5.74%	5.89%	5.89%	5.83%	5.99%

Coverage Ratios (excluding capitalized interest) – All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	3.06x	2.96x	2.94x	2.88x	2.95x
Interest Coverage - EBITDA	2.95x	2.92x	2.77x	2.66x	2.71x
Debt Service Coverage - Combined NOI	2.51x	2.50x	2.50x	2.09x	2.45x
Debt Service Coverage - EBITDA	2.41x	2.46x	2.36x	1.93x	2.25x
Fixed Charge Coverage - Combined NOI	2.55x	2.47x	2.45x	2.39x	2.44x
Fixed Charge Coverage - EBITDA	2.45x	2.44x	2.31x	2.21x	2.24x

(1)  On September 18, 2006, we issued $200.0 million in exchangeable senior notes.  The notes bear interest at a fixed interest rate of 3.5%, with interest payable semi-annually beginning March 15, 2007, and mature in September 2026.

(2)  On March 28, 2006, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 5.036%, which commenced on the same day and expires March 30, 2009.

(3)  On April 27, 2006, we entered into two notional amount swaps aggregating $50.0 million at a fixed one-month LIBOR rate of 5.232%, which commenced May 1, 2006 and expire May 1, 2009.

(4)  On October 23, 2007, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 4.330%, which commenced on the same day and expires October 23, 2009.

(5)  Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2007				2006
	December 31	September 30	June 30	March 31	December 31

OPERATING RATIOS — All computations include the effect of discontinued operations

Net Income as a % of Combined Real Estate Revenues
(Net Income / Combined Real Estate Revenues)	10.44%	12.05%	8.64%	6.14%	11.77%

Combined NOI as a % of Combined Real Estate Revenues
(Combined NOI / Combined Real Estate Revenues)	67.01%	66.00%	67.87%	64.57%	68.28%

EBITDA as a % of Combined Real Estate Revenues
(EBITDA / Combined Real Estate Revenues)	64.40%	65.15%	64.04%	59.57%	62.71%

G&A as a % of Net Income
(G&A / Net Income)	54.41%	47.43%	64.56%	83.18%	52.59%

G&A as a % of Combined Real Estate Revenues
(G&A / Combined Real Estate Revenues)	5.68%	5.72%	5.58%	5.10%	6.19%

G&A as a % of EBITDA
(G&A / EBITDA)	8.82%	8.78%	8.71%	8.57%	9.87%

Recurring Capital Expenditures	$6,504	$4,664	$6,526	$3,141	$6,387

Recurring Capital Expenditures per average square foot of wholly owned properties	$0.37	$0.26	$0.37	$0.19	$0.43

Recurring Capital Expenditures as a % of NOI (Combined NOI)	10.20%	7.45%	10.55%	5.38%	11.48%

Quarterly Dividend Analysis

	2007				2006
	December 31	September 30	June 30	March 31	December 31
Common Share Dividends
Dividends per share/unit	$0.340	$0.340	$0.310	$0.310	$0.310
Increase over prior quarter	0.0%	9.7%	0.0%	0.0%	0.0%

Common Dividend Payout Ratios
Payout - Earnings	272.6%	217.3%	379.4%	934.9%	356.4%

Payout - FFO - Diluted	57.5%	58.3%	54.0%	60.4%	63.5%

Payout - AFFO - Diluted	81.2%	79.1%	79.5%	77.4%	89.9%

Dividend Coverage - FFO - Diluted	1.74x	1.71x	1.85x	1.66x	1.58x

Dividend Coverage - AFFO - Diluted	1.23x	1.26x	1.26x	1.29x	1.11x

Common Dividend Yields
Dividend Yield	4.32%	3.27%	3.02%	2.71%	2.46%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Unit Distributions Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series F Preferred Share Dividends (1)
Preferred Share Dividends Per Share	n/a	n/a	n/a	n/a	$0.09601
Preferred Share Dividend Yield	n/a	n/a	n/a	n/a	9.875%
Quarter End Recorded Book Value	n/a	n/a	n/a	n/a	$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series J Preferred Share Dividends (2)
Preferred Share Dividends Per Share	$0.47656	$0.47656	$0.47656	$0.47656	$0.47656
Preferred Share Dividend Yield	7.625%	7.625%	7.625%	7.625%	7.625%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series K Preferred Share Dividends (3)
Preferred Share Dividends Per Share	$0.70000	$0.70000	$0.70000	$0.63770	n/a
Preferred Share Dividend Yield	5.600%	5.600%	5.600%	5.600%	n/a
Quarter End Recorded Book Value	$50.00	$50.00	$50.00	$50.00	n/a

(1)  We redeemed all of the outstanding Series F Preferred Shares on October 15, 2006 for $35,625,000, or $25.00 per share.  A prorated dividend of $0.09601 was recognized in the fourth quarter of 2006.

(2)  We issued 3,390,000 Series J Cumulative Redeemable Preferred Shares with a $25.00 per share liquidation preference on July 20, 2006 and paid a prorated dividend of $0.4501 on October 15, 2006, $0.37598 of which was recognized in the third quarter of 2006.

(3)  We issued 531,667 Series K Cumulative Redeemable Preferred Shares with a $50.00 per share liquidation preference on January 9, 2007 and paid a dividend of $0.7466 on April 15, 2007, $0.6377 of which was recognized in the first quarter of 2007.

Investor Composition and Analyst Coverage

(as of December 31, 2007)

			As if Converted		Fully Diluted
	Common	Common	Preferred		Ownership
SHAREHOLDER CLASSIFICATION	Shares	Units	Shares / Units	Total	% of Total

Insiders	858,607	7,047,153	—	7,905,760	14.08%
Non-insiders	46,507,868	1,119,383	610,000	48,237,251	85.92%
	47,366,475	8,166,536	610,000	56,143,011	100.00%

	December 31,	September 30,	June 30,	March 31,	December 31,
RESEARCH COVERAGE	2007	2007	2007	2007	2006

A.G. Edwards	n/a	x	x	x	x
BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Friedman Billings Ramsey & Co.	x	x	x	x	x
Green Street Advisors	x	x	n/a	n/a	n/a
Merrill Lynch	x	x	x	x	n/a
RBC Capital Markets	x	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Debt Maturity Schedule -  December 31, 2007

(Dollars in thousands)

	Non-Recourse Debt (1)			Recourse Debt (1)
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Annual Amortization of Monthly Payments	Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Revolver	Total Scheduled Payments

January - March	$3,639	$—	0.00%	$181	$750	5.95%	$—	$4,570
April - June	3,384	53,487	7.69%	182	84,589	6.44%	—	141,642
July - September	3,238	22,557	6.93%	185	54,000	6.60%	—	79,980
October - December	2,877	66,860	6.89%	191	1,000	6.82%	—	70,928
Total 2008	$13,138	$142,904	7.20%	$739	$140,339	6.46%	$—	$297,120

2009	$9,620	$52,228		$795	$—		$—	$62,643
2010 (3)	9,103	52,177		272	12,481		—	74,033
2011	7,309	102,264		241	—		361,000	470,814
2012	5,816	36,123		260	—		—	42,199
2013	2,593	134,843		282	—		—	137,718
2014 (4)	890	8,212		305	—		—	9,407
2015	552	114,559		329	—		—	115,440
2016	321	113,169		356	—		—	113,846
2017	193	300,610		385	—		—	301,188
2018	—	—		417	—		—	417
2019	—	—		373	39		—	412
	$49,535	$1,057,089		$4,754	$152,859		$361,000	$1,625,237

		Net premium to adjust to fair value of debt						605
		Mortgage and Other Loans Payable						$1,625,842

		Exchangeable Senior Notes (4)						$200,000
		Total Debt						$1,825,842

Notes:

(1)  Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions. The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)  For the variable rate loans expiring in 2008, the interest rate used for this calculation was the rate at December 31, 2007.

(3)  Our $9.2 million non-recourse loan that matures in September 2025 will be called in October 2010. The above table includes the $8.5 million amount due on maturity in 2010.

(4)  We assumed that our $4.8 million non-recourse loan that matures in March 2034 may be prepaid in the three-month period ending March 2014 without penalty. The above table includes the $4.3 million amount due on maturity in 2014.

(4)  Exchangeable Senior Notes mature in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.

Property Summary by Region - December 31, 2007

Wholly Owned Properties

Operating Property Count	Office Properties	Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
2	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,498
3	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	157,896
4	302 Sentinel Drive (302 NBP)	BWI Airport	NBP	2007	M	48,377	108,769
5	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
6	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
7	320 Sentinel Way (320 NBP)	BWI Airport	NBP	2007	M	125,681
8	318 Sentinel Way (318 NBP)	BWI Airport	NBP	2005	M	125,681
9	322 Sentinel Way (322 NBP)	BWI Airport	NBP	2006	M	125,568
10	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
11	132 National Business Parkway	BWI Airport	NBP	2000	M	118,598
12	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
13	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
14	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
15	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
16	135 National Business Parkway	BWI Airport	NBP	1998	M	87,655
17	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
18	141 National Business Parkway	BWI Airport	NBP	1990	M	87,247
19	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
20	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
						2,307,227	108,769

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,710
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,406
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	70,569
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,127
11	849 International Drive	BWI Airport	APS	1988	M	68,758
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,593
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
						1,629,625	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,970
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,397
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M		44,134
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,153
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,062
11	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						504,433	44,134

55	Subtotal (continued on next page)					4,441,285	152,903

The S or M notation indicates single story or multi-story, respectively.

Property Summary by Region - December 31, 2007 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

55	Subtotal (continued from prior page)					4,441,285	152,903

	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC		M		110,400
1	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2007	S	23,500
						23,500	110,400

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	171,436

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	611,379
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
3	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,911
4	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006-2007	M	123,410
5	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	109,003
6	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
7	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,032
8	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
9	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
10	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,859
11	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
12	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
13	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
14	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,005
15	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
16	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,840
17	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	45,951
18	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
19	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
20	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
21	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,813
22	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
23	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
24	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
25	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
26	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
						2,224,101	—

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	62,084
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	41,704
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	41,382
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
8	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,796
9	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,686
10	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
11	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,890
						448,030	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,261
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	30,986
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	15,229
						155,772	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,259

101	Total Baltimore/Washington Corridor					7,668,383	263,303

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Property Summary by Region - December 31, 2007 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	60,029
						121,185	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,833
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,578	—

18	Total St. Mary’s & King George Counties					824,683	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
2	15010 Conference Center Drive	Dulles South	Westfields	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
4	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
5	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,115
6	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
9	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,453,017	—

1	13200 Woodland Park Road	Herndon	Woodland	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,633
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,361	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						442,106	—

14	Total Northern Virginia					2,466,149	—

	Other

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

1	201 Technology Park Drive	Southwest Virginia	Russell Regional Business Tech Park	2007	S	102,842

1	607 Lakeside Drive	Fort Ritchie		1990/2007	S	4,904

3	Total Other					300,746	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2007 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	S	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

	Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						343,585	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398

4	Total Central New Jersey					384,983	—

	San Antonio, Texas

2	8611 Military Drive	San Antonio		1982/1985	M	468,994	90,607
	Total San Antonio, Texas					468,994	90,607

	Colorado Springs

	655 Space Center Drive	Colorado Springs East	Patriot Park		M		103,970
1	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,717
2	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	51,500
3	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
4	525 Babcock Road	Colorado Springs East	Patriot Park	1967	S	14,000
						201,407	103,970

	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park		M		59,763

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

1	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	41,120	33,629
	9945 Federal Drive	I-25 North Corridor	InterQuest Office		M		73,940
2	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
	9925 Federal Drive	I-25 North Corridor	InterQuest Office		M		53,845
3	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						154,290	161,414

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,210
						323,864	—

13	Total Colorado Springs					822,953	325,147

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2007 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	228,179

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,311

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	117,803

1	45 West Gude Drive	Rockville		1987	M	108,588
2	15 West Gude Drive	Rockville		1986	M	106,694
						215,282	—

5	Total Suburban Maryland					690,575	—

	Suburban Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	212,691
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	128,658
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,634
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	56,512
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	36,003
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,003
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,372
9	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						690,745	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	178,286
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,167
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,328
						422,781	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,063
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,488
5	7253 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	38,930
6	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	30,257
7	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,619
8	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
9	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,144
10	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
11	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
12	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
13	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,820
14	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						402,604	—

1	502 Washington Avenue	Towson		1984	M	91,188
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	49,497
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	18,451
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						177,567	—

30	Subtotal (continued on next page)					1,693,697	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2007 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

30	Subtotal (continued from prior page)					1,693,697	—

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	49,813

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	75,687
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	75,687
						151,374	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	56,271
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	44,566
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,912
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	33,134
						207,633	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	51,600
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	50,812
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	47,680
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	39,351
						189,443	—

1	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	37,322

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	57,600
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	43,197
3	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	38,618
4	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	25,461
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	18,327
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	16,610
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						209,299	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	44,701
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,858
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,868
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	27,601
						137,028	—

1	10001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	216,000

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	45,399

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	50,498
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,574
						98,072	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,081
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,803
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	24,053
						79,937	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	8615 Ridgely’s Choice Drive	White Marsh		2005	M	37,797
3	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						128,797	—

64	Total Suburban Baltimore					3,243,814	—

228	TOTAL PORTFOLIO					17,831,629	679,057

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2007

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

16	Total Unconsolidated Joint Venture Properties					671,759	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866
	Total Suburban Maryland					55,866	—

	Baltimore/Washington Corridor

	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	M		356,000

	7740 Milestone Parkway	BWI Airport	Arundel Preserve		M		151,800

	Total Baltimore/Washington Corridor					—	507,800

	Northern Virginia

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982	M	78,171	58,866
	13849 Park Center Road	Route 28 South	Renaissance Park	1982	M		57,000
	Total Northern Virginia					78,171	115,866

2	Total Consolidated Joint Venture Properties					134,037	623,666

18	TOTAL PORTFOLIO					805,796	623,666

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /				St. Mary’s &
	Washington	Northern	Suburban	Suburban	King George	Colorado	San	Greater	Central		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	New Jersey	Other	Portfolio

December 31, 2007

Number of Buildings	101	14	64	5	18	13	2	4	4	3	228
Rentable Square Feet	7,668,383	2,466,149	3,243,814	690,575	824,683	822,953	468,994	960,349	384,983	300,746	17,831,629
Occupied %	92.59%	98.60%	84.77%	97.80%	91.55%	96.66%	100.00%	100.00%	70.82%	100.00%	92.59%
Leased %	93.13%	98.77%	87.39%	98.28%	93.34%	96.66%	100.00%	100.00%	70.82%	100.00%	93.42%

September 30, 2007

Number of Buildings	101	14	66	5	18	13	2	4	4	2	229
Rentable Square Feet	7,569,985	2,466,149	3,336,709	690,575	824,683	821,453	468,994	960,349	384,983	197,904	17,721,784
Occupied %	93.46%	99.23%	83.87%	97.80%	92.32%	96.05%	100.00%	100.00%	70.82%	100.00%	92.80%
Leased %	93.85%	99.33%	84.69%	97.80%	94.11%	96.05%	100.00%	100.00%	70.82%	100.00%	93.22%

June 30, 2007

Number of Buildings	101	14	66	5	18	12	2	4	6	1	229
Rentable Square Feet	7,536,565	2,466,149	3,336,085	698,584	824,710	808,031	468,994	960,349	417,314	193,000	17,709,781
Occupied %	93.54%	99.23%	84.34%	95.91%	92.15%	94.50%	100.00%	100.00%	68.73%	100.00%	92.68%
Leased %	94.11%	99.23%	85.65%	95.91%	92.95%	96.23%	100.00%	100.00%	68.73%	100.00%	93.28%

March 31, 2007

Number of Buildings	100	14	66	5	18	11	2	4	6	n/a	226
Rentable Square Feet	7,463,037	2,466,149	3,335,160	698,584	824,710	766,911	468,994	960,349	417,314	n/a	17,401,208
Occupied %	94.11%	99.39%	85.22%	94.79%	92.15%	94.21%	100.00%	100.00%	68.73%	n/a	92.97%
Leased %	94.94%	99.39%	86.91%	94.79%	92.35%	94.21%	100.00%	100.00%	68.73%	n/a	93.66%

December 31, 2006

Number of Buildings	87	14	23	5	18	11	2	4	6	n/a	170
Rentable Square Feet	7,021,396	2,466,113	1,425,788	698,584	824,710	766,911	468,994	960,349	417,314	n/a	15,050,159
Occupied %	95.10%	90.93%	81.06%	83.20%	92.15%	92.75%	100.00%	100.00%	97.18%	n/a	92.78%
Leased %	95.81%	99.46%	85.36%	94.79%	92.15%	93.04%	100.00%	100.00%	97.18%	n/a	95.46%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated	Consolidated
	Greater	Suburban	Northern	Total
	Harrisburg	Maryland	Virginia	Portfolio

December 31, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.46%	76.15%	100.00%	90.39%
Leased %	90.46%	76.15%	100.00%	90.39%

September 30, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.46%	76.15%	100.00%	90.39%
Leased %	90.46%	76.15%	100.00%	90.39%

June 30, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.96%	75.00%	100.00%	90.73%
Leased %	91.13%	75.00%	100.00%	90.87%

March 31, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	91.25%	47.95%	100.00%	89.09%
Leased %	91.25%	74.94%	100.00%	90.97%

December 31, 2006

Number of Buildings	16	1	1	18
Rentable Square Feet	671,211	55,866	78,171	805,248
Occupied %	91.16%	47.95%	100.00%	89.02%
Leased %	91.16%	47.95%	100.00%	89.02%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of December 31, 2007

		Square
	Count	Feet	Occupied%	Leased%

Wholly Owned Properties	228	17,831,629	92.59%	93.42%
Add: Consolidated Joint Venture Properties	2	134,037	90.06%	90.06%
Subtotal	230	17,965,666	92.57%	93.40%
Add: Unconsolidated Joint Venture Properties	16	671,759	90.46%	90.46%
Entire Portfolio	246	18,637,425	92.49%	93.29%

Top Twenty Office Tenants of Wholly Owned Properties as of December 31, 2007 (1)

(Dollars in thousands)

				Percentage of	Total	Percentage	Weighted
			Total	Total	Annualized	of Total	Average
		Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant		Leases	Square Feet	Square Feet	Revenue (2) (3)	Revenue	Lease Term (4)

United States of America	(5)	62	2,485,800	15.1%	$57,395	16.3%	6.4
Northrop Grumman Corporation	(6)	17	1,045,442	6.3%	26,199	7.4%	7.5
Booz Allen Hamilton, Inc.		8	714,233	4.3%	19,568	5.5%	6.5
Computer Sciences Corporation	(6)	4	454,645	2.8%	11,446	3.2%	3.4
Unisys Corporation	(7)	4	760,145	4.6%	8,843	2.5%	1.7
L-3 Communications Holdings, Inc.	(6)	3	211,493	1.3%	8,613	2.4%	6.2
General Dynamics Corporation		9	284,415	1.7%	7,249	2.1%	2.2
The Aerospace Corporation		2	231,785	1.4%	6,867	1.9%	6.9
Wachovia Corporation	(6)	4	183,577	1.1%	6,614	1.9%	10.6
Comcast Corporation		11	342,266	2.1%	6,095	1.7%	4.1
AT&T Corporation	(6)	9	337,052	2.0%	6,041	1.7%	4.8
The Boeing Company	(6)	4	143,480	0.9%	4,085	1.2%	3.7
ITT Corporation	(6)	7	168,853	1.0%	4,019	1.1%	4.8
Ciena Corporation		3	221,609	1.3%	3,675	1.0%	4.2
Science Applications International Corp.		12	170,839	1.0%	3,243	0.9%	1.1
BAE Systems PLC	(6)	7	212,339	1.3%	2,880	0.8%	3.0
The Johns Hopkins University		4	129,735	0.8%	2,863	0.8%	8.1
Merck & Co., Inc. (Unisys)	(7)	2	227,273	1.4%	2,675	0.8%	1.5
Magellan Health Services, Inc.		2	113,727	0.7%	2,478	0.7%	3.6
Wyle Laboratories, Inc.		4	174,792	1.1%	2,475	0.7%	4.7

Subtotal Top 20 Office Tenants		178	8,613,500	52.2%	193,321	54.8%	5.7
All remaining tenants		757	7,896,467	47.8%	159,288	45.2%	4.1
Total/Weighted Average		935	16,509,967	100.0%	$352,609	100.0%	5.0

(1) Table excludes owner occupied leasing activity which represents 145,701 square feet with a weighted average remaining lease term of 7.3 years as of December 31, 2007.
(2) Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2007, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.
(3) Order of tenants is based on Annualized Rent.
(4) The weighting of the lease term was computed using Total Rental Revenue.
(5) Many of our government leases are subject to early termination provisions which are customary to government leases.
The weighted average remaining lease term was computed assuming no exercise of such early termination rights.
(6) Includes affiliated organizations or agencies.
(7) Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet in our Greater Philadelphia region.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2007				2006

	December 31	September 30	June 30	March 31	December 31

Office Properties:

Baltimore/Washington Corridor	$43,101	$43,850	$42,722	$43,837	$40,093
Northern Virginia	18,421	18,554	18,255	17,172	15,400
Suburban Baltimore	14,464	13,576	13,448	13,081	6,415
Suburban Maryland	4,355	4,410	3,943	3,967	3,864
St. Mary’s and King George Counties	3,200	3,338	3,029	3,098	3,083
Colorado Springs	3,794	4,311	3,605	3,594	3,364
San Antonio	1,895	1,832	1,862	1,781	2,046
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Central New Jersey	943	1,110	1,006	1,786	4,698
Other	2,749	1,704	858	267	260
Subtotal	95,428	95,191	91,234	91,089	81,729
Eliminations / other	(312)	(353)	(64)	(694)	(252)

Combined Real Estate Revenue	$95,116	$94,838	$91,170	$90,395	$81,477

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2007				2006

	December 31	September 30	June 30	March 31	December 31

Office Properties:

Baltimore/Washington Corridor	$28,824	$29,172	$29,385	$29,310	$27,532
Northern Virginia	11,868	12,027	11,772	10,844	9,535
Suburban Baltimore	8,643	8,110	8,492	7,310	3,387
Suburban Maryland	2,746	2,670	2,290	2,304	2,333
St. Mary’s and King George Counties	2,440	2,555	2,290	2,326	2,218
Colorado Springs	2,337	2,339	2,412	2,315	2,020
San Antonio	1,438	1,457	1,477	1,421	1,476
Greater Philadelphia	2,477	2,471	2,477	2,473	2,461
Central New Jersey	656	434	621	1,088	4,064
Other	2,060	1,239	598	(309)	191
Subtotal	63,489	62,474	61,814	59,082	55,217
Eliminations / other	250	119	62	(711)	419

Combined NOI	$63,739	$62,593	$61,876	$58,371	$55,636

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2007				2006

	December 31	September 30	June 30	March 31	December 31

Office Properties: (1)

Baltimore/Washington Corridor	$24,904	$24,724	$25,986	$26,155	$25,651
Northern Virginia	11,146	11,062	10,798	9,551	8,202
Suburban Baltimore	2,978	2,910	3,169	2,656	3,143
Suburban Maryland	2,532	2,492	2,097	2,096	2,170
St. Mary’s and King George Counties	2,340	2,433	2,292	2,318	2,180
Colorado Springs	2,065	1,832	1,941	2,114	1,715
San Antonio	1,171	1,128	1,146	1,136	1,133
Greater Philadelphia	2,697	2,692	2,644	2,640	2,628
Central New Jersey	658	547	529	471	543
Total Office Properties	$50,491	$49,820	$50,602	$49,137	$47,365
Less: Lease termination fees	(200)	(610)	(921)	(1,160)	(798)
Same Office Cash NOI, adjusted for lease termination fees	$50,291	$49,210	$49,681	$47,977	$46,567

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2007				2006

	December 31	September 30	June 30	March 31	December 31

Office Properties: (1)

Baltimore/Washington Corridor	$25,556	$25,403	$26,474	$26,689	$26,516
Northern Virginia	11,635	11,836	11,481	10,624	9,275
Suburban Baltimore	3,218	3,303	3,523	2,932	3,381
Suburban Maryland	2,746	2,667	2,292	2,302	2,353
St. Mary’s and King George Counties	2,387	2,529	2,263	2,294	2,163
Colorado Springs	2,324	2,108	2,222	2,324	2,057
San Antonio	1,485	1,477	1,495	1,485	1,482
Greater Philadelphia	2,478	2,473	2,479	2,475	2,463
Central New Jersey	675	753	666	608	658

Total Office Properties	$52,504	$52,549	$52,895	$51,733	$50,348

(1) Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters. Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties (1)

	Baltimore /				St.Mary’s and
	Washington	Northern	Suburban	Suburban	King George	Colorado		Greater	Central	Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	San Antonio	Philadelphia	New Jersey	Office

4th Quarter 2007 Average

Number of Buildings	82	14	23	6	17	11	2	4	3	162
Rentable Square Feet	6,662,320	2,466,149	1,424,752	746,441	764,654	766,833	468,994	960,349	242,598	14,503,090
Percent Occupied	93.27%	98.88%	82.68%	96.18%	95.51%	96.20%	100.00%	100.00%	100.00%	94.38%

3rd Quarter 2007 Average

Number of Buildings	82	14	23	6	17	11	2	4	3	162
Rentable Square Feet	6,662,924	2,466,149	1,424,364	751,780	764,672	766,718	468,994	960,349	242,598	14,508,548
Percent Occupied	94.10%	99.23%	81.94%	95.46%	96.51%	94.97%	100.00%	100.00%	100.00%	94.70%

2nd Quarter 2007 Average

Number of Buildings	82	14	23	6	17	11	2	4	3	162
Rentable Square Feet	6,641,387	2,466,149	1,423,590	754,450	764,681	766,911	468,994	960,349	242,598	14,489,109
Percent Occupied	94.83%	99.33%	83.91%	92.72%	96.52%	94.21%	100.00%	100.00%	100.00%	95.07%

1st Quarter 2007 Average

Number of Buildings	82	14	23	6	17	11	2	4	3	162
Rentable Square Feet	6,644,169	2,466,149	1,424,674	754,450	764,681	766,911	468,994	960,349	242,598	14,492,975
Percent Occupied	95.04%	93.76%	82.85%	91.32%	96.52%	94.02%	100.00%	100.00%	100.00%	94.03%

4th Quarter 2006 Average

Number of Buildings	82	14	23	6	17	11	2	4	3	162
Rentable Square Feet	6,640,988	2,466,113	1,425,466	754,377	764,681	766,911	468,994	960,349	242,598	14,490,477
Percent Occupied	95.35%	88.11%	83.91%	80.51%	96.52%	92.89%	100.00%	100.00%	100.00%	92.69%

(1) Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

						Total
				Total Annualized	Percentage	Annual. Rental
		Square		Rental	of Total	Revenue of
Year of	Number	Footage	Percentage of	Revenue of	Annualized Rental	Expiring Leases
Lease	of Leases	of Leases	Total Occupied	Expiring	Revenue	per Occupied
Expiration (1)	Expiring	Expiring	Square Feet	Leases (2)	Expiring	Square Foot
				(000’s)

January - March	47	448,104	2.7%	$8,794	2.5%	$19.62
April - June	42	334,032	2.0%	6,615	1.9%	19.80
July - September	56	868,249	5.3%	18,305	5.2%	21.08
October - December	39	285,835	1.7%	5,610	1.6%	19.63
Total 2008	184	1,936,220	11.7%	$39,323	11.2%	$20.31

2009	163	2,969,784	18.0%	50,387	14.3%	16.97
2010	160	2,056,484	12.5%	46,979	13.3%	22.84
2011	125	1,534,448	9.3%	30,644	8.7%	19.97
2012	126	2,447,463	14.8%	51,997	14.7%	21.25
2013	39	992,272	6.0%	22,824	6.5%	23.00
2014	27	727,776	4.4%	20,769	5.9%	28.54
2015	28	1,298,810	7.9%	30,784	8.7%	23.70
2016	20	485,182	2.9%	12,054	3.4%	24.84
2017	29	740,028	4.5%	18,595	5.3%	25.13
2018	5	333,455	2.0%	8,566	2.4%	25.69
2019	2	38,292	0.2%	391	0.1%	10.21
2020	—	—	0.0%	—	0.0%	0.00
2021	1	104,695	0.6%	2,454	0.7%	23.44
2022	2	295,842	1.8%	8,148	2.3%	27.54
2023	—	—	0.0%	—	0.0%	0.00
2024	—	—	0.0%	—	0.0%	0.00
2025	2	468,994	2.8%	7,232	2.1%	15.42

Other (3)	22	80,222	0.5%	1,463	0.4%	18.24

Total / Average	935	16,509,967	100.0%	$352,609	100.0%	$21.36

NOTE:  As of December 31, 2007, the weighted average lease term for the wholly owned properties is 5.0 years.

(1)

Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2007 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)

Other consists primarily of amenities, including cafeterias, concierge offices and property management space. In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Annual Office Renewal Analysis

	Baltimore/ Washington Corridor	Northern Virginia	Suburban Baltimore	Suburban Maryland	St. Mary’s & King George Counties	Colorado Springs	Central New Jersey	Greater Harrisburg (1)	Total Office

For Year Ended December 31, 2007:
Expiring Square Feet	1,209,747	132,194	855,084	7,954	175,157	14,421	6,412	n/a	2,400,969
Vacated Square Feet	353,882	83,066	273,094	—	20,776	4,811	6,412	n/a	742,041
Renewed Square Feet	855,865	49,128	581,990	7,954	154,381	9,610	—	n/a	1,658,928
Retention Rate (% based upon square feet)	70.75%	37.16%	68.06%	100.00%	88.14%	66.64%	0.00%	n/a	69.09%

Renewed Space Only:
Change in Total Rent - GAAP	13.53%	2.54%	3.85%	-9.98%	11.65%	-1.63%	0.00%	n/a	9.52%
Change in Total Rent - Cash	5.60%	-7.01%	-1.27%	-19.35%	5.20%	-7.28%	0.00%	n/a	2.54%

Average Capital Cost per Square Foot	$6.80	$4.65	$4.92	$15.02	$4.97	$3.75	$—	n/a	$5.93

Renewed & Retenanted Space:
Change in Total Rent - GAAP	11.62%	4.14%	1.00%	-9.98%	10.77%	0.85%	0.00%	n/a	7.26%
Change in Total Rent - Cash	4.62%	-4.79%	-3.85%	-19.35%	4.25%	-3.65%	0.00%	n/a	0.88%

Average Capital Cost per Square Foot	$9.68	$11.49	$10.03	$15.02	$5.09	$5.70	$—	n/a	$9.58

For Year Ended December 31, 2006:
Expiring Square Feet	872,387	349,322	311,800	91,307	195,834	70,196	60,004	n/a	1,950,850
Vacated Square Feet (2)	287,859	217,166	237,928	17,730	43,985	11,422	54,755	n/a	870,845
Renewed Square Feet	584,528	132,156	73,872	73,577	151,849	58,774	5,249	n/a	1,080,005
Retention Rate (% based upon square feet)	67.00%	37.83%	23.69%	80.58%	77.54%	83.73%	8.75%	n/a	55.36%

Renewed Space Only:
Change in Total Rent - GAAP	16.11%	6.02%	4.46%	-1.35%	2.57%	-7.13%	1.95%	n/a	9.71%
Change in Total Rent - Cash	5.87%	-0.95%	-1.14%	-9.64%	-1.58%	-5.21%	1.18%	n/a	1.79%

Average Capital Cost per Square Foot	$2.76	$5.11	$8.96	$2.18	$1.07	$4.27	$0.77	n/a	$3.27

Renewed & Retenanted Space:
Change in Total Rent - GAAP	18.67%	-2.15%	2.66%	-5.54%	0.99%	-7.13%	3.67%	n/a	7.60%
Change in Total Rent - Cash	9.20%	-7.98%	-4.40%	-11.67%	-3.06%	-5.21%	2.60%	n/a	0.51%

Average Capital Cost per Square Foot	$7.53	$23.34	$17.47	$5.97	$1.81	$4.27	$5.02	n/a	$11.04

For Year Ended December 31, 2005:
Expiring Square Feet	946,260	107,739	94,555	47,955	40,657	—	45,603	50,644	1,333,413
Vacated Square Feet	316,391	14,420	50,439	30,881	4,479	—	11,538	17,149	445,297
Renewed Square Feet	629,869	93,319	44,116	17,074	36,178	—	34,065	33,495	888,116
Retention Rate (% based upon square feet)	66.56%	86.62%	46.66%	35.60%	88.98%	0.00%	74.70%	66.14%	66.60%

Renewed Space Only:
Change in Total Rent - GAAP	9.84%	-2.57%	-0.93%	8.16%	-1.99%	0.00%	4.32%	-8.39%	5.64%
Change in Total Rent - Cash	2.78%	-13.04%	-7.80%	2.34%	-5.54%	0.00%	-0.35%	-12.48%	-1.67%

Average Capital Cost per Square Foot	$2.24	$14.67	$6.72	$5.91	$4.44	$—	$5.15	$0.56	$3.98

Renewed & Retenanted Space:
Change in Total Rent - GAAP	7.09%	-6.14%	0.46%	31.71%	3.57%	0.00%	-27.19%	-8.72%	-1.49%
Change in Total Rent - Cash	0.64%	-15.07%	-6.78%	19.20%	-0.19%	0.00%	-35.67%	-12.00%	-8.59%

Average Capital Cost per Square Foot	$5.06	$20.41	$11.56	$34.50	$4.73	$—	$6.46	$5.10	$8.23

Notes:  No renewal or retenanting activity transpired in our Greater Philadelphia, San Antonio or Other regions.  Activity is exclusive of owner occupied space and leases with less than a one-year term.  Expiring square feet includes early renewals and early terminations.

(1) We ceased reporting renewal and retenanting activity for any of our joint venture properties effective fourth quarter of 2005.

(2)  Our vacated space in our Northern Virginia portfolio for year ended December 31, 2006 includes a lease for 99,121 square feet in our 13200 Woodland Park Road building (known as One Dulles Tower) due to its early termination.  This entire space was retenanted for nine years and was included in our retenanting statistics in the third quarter 2006.  Excluding the effect of this early termination, our retention rate would have been 58.32% for the year ended December 31, 2006.

Quarterly Office Renewal Analysis for Wholly Owned Properties as of December 31, 2007

	Baltimore/ Washington Corridor	Northern Virginia	Suburban Baltimore	Suburban Maryland	St. Mary’s and King George Counties	Colorado Springs	Central New Jersey	Total Office

Quarter Ended December 31, 2007:

Expiring Square Feet	368,130	39,289	81,195	—	10,036	—	—	498,650
Vacated Square Feet	135,377	38,385	17,565	—	6,353	—	—	197,680
Renewed Square Feet	232,753	904	63,630	—	3,683	—	—	300,970
Retention Rate (% based upon square feet)	63.23%	2.30%	78.37%	0.00%	36.70%	0.00%	0.00%	60.36%

Renewed Space Only:
Average Committed Cost per Square Foot	$4.04	$29.84	$2.07	$—	$26.61	$—	$—	$3.98
Weighted Average Lease Term in years	5.5	5.7	3.1	—	4.8	—	—	5.0

Change in Total Rent - GAAP	20.42%	16.16%	2.17%	0.00%	3.44%	0.00%	0.00%	15.99%
Change in Total Rent - Cash	10.81%	11.86%	-3.44%	0.00%	-5.82%	0.00%	0.00%	7.36%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$7.28	$13.16	$22.59	$—	$26.61	$—	$—	$12.83
Weighted Average Lease Term in years	5.7	5.1	6.0	—	4.8	—	—	5.8

Change in Total Rent - GAAP	16.38%	15.64%	-4.78%	0.00%	3.44%	0.00%	0.00%	8.46%
Change in Total Rent - Cash	6.70%	12.17%	-11.67%	0.00%	-5.82%	0.00%	0.00%	0.23%

Notes:  No renewal or retenanting activity transpired in our Greater Philadelphia, San Antonio or Other regions.  Activity is exclusive of owner occupied space and leases with less than a one-year term.  Expiring square feet includes early renewals and early terminations.

Year to Date Wholly Owned Acquisition Summary as of December 31, 2007 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Building Count	Square Feet as of 12/31/07		Occupancy Percentage at Acquisition	Contractual Purchase Price (2)	Investment (2)(3)

Nottingham Portfolio	BWI Airport	1/9-1/10/07	1	59,397		76.8%	$8,910	$9,233

Nottingham Portfolio	Howard Co. Perimeter	1/9-1/10/07	12	382,031		87.8%	57,983	59,669

Nottingham Portfolio	Hunt Valley/Rte 83 Corridor	1/9-1/10/07	3	91,378		93.9%	12,904	13,641

Nottingham Portfolio	Towson	1/9-1/10/07	4	177,567	(4)	90.7%	25,485	26,228

Nottingham Portfolio	White Marsh	1/9-1/10/07	36	1,643,004		84.5%	219,718	220,268

525 Babcock Road	Colorado Springs East	7/12/2007	1	14,000		100.0%	1,504	1,523

Total			57	2,367,377			$326,504	$330,562

(1)  Excludes land only acquisitions.

(2)  Contractual purchase price and investment balances exclude value assigned to development land.

(3)  Initial accounting investment recorded by property.

(4)  Excludes approximately 160,000 square foot parking garage; although, garage purchase price is included in purchase price and investment columns.

Year to Date Wholly Owned Disposition Summary as of December 31, 2007 (1)

(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Contractual Sales Price

7321 Parkway Drive	BWI Airport	9/7/2007	39,822	$5,000

2 Centre Drive	Exit 8A - Cranbury	9/7/2007	16,132	3,400

8 Centre Drive	Exit 8A - Cranbury	9/7/2007	16,199	2,600

10552 Philadelphia Road	White Marsh	12/27/2007	56,000	6,800

Total			128,153	$17,800

(1)  Includes operational buildings only.

Development Summary as of December 31, 2007
(Dollars in thousands)

			Wholly							Actual or
			Owned		Total					Anticipated
			or Joint		Rentable	Percentage	Anticipated		Outstanding	Construction	Anticipated
			Venture	Demand	Square	Leased/	Total	Cost	Loan as of	Completion	Operational
Property and Location		Submarket	(JV)	Driver	Feet	Committed (1)	Cost	to date	12/31/2007	Date	Date

Under Construction

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland (2) (3)		BWI Airport	Owned	Defense Information Technology	157,146	51.33%	$31,894	$30,269	$22,506	1Q 07	1Q 08

1362 Mellon Road Hanover, Maryland		BWI Airport	Owned	Market Demand	44,134	0.00%	10,392	8,203	—	2Q 07	2Q 08

7740 Milestone Parkway Hanover, Maryland		BWI Airport	JV	Market Demand	151,800	0.00%	35,118	21,389	—	3Q 08	3Q 09

5520 Research Park Drive (UMBC) Baltimore, Maryland		BWI Airport	Land Lease	Research Park	110,400	0.00%	24,821	10,219	—	3Q 08	3Q 09

Subtotal Baltimore/Washington Corridor					463,480	17.40%	$102,225	$70,080	$22,506
% of Total Regions					54.81%

1055 North Newport Road Colorado Springs, Colorado		Colorado Springs East	Owned	Defense Information Technology	59,763	100.00%	$11,553	$11,204	$—	1Q 08	1Q 08

655 Space Center Drive (Patriot Park 6) Colorado Springs, Colorado		Colorado Springs East	Owned	Defense Information Technology	103,970	72.14%	18,519	12,883	—	1Q 08	3Q 08

9945 Federal Drive (Hybrid I) Colorado Springs, Colorado		I-25 North Corridor	Owned	Market Demand	73,940	0.00%	12,468	3,335	—	3Q 08	3Q 09

9925 Federal Drive (Hybrid II) Colorado Springs, Colorado		I-25 North Corridor	Owned	Market Demand	53,845	0.00%	8,757	2,302	—	3Q 08	3Q 09

Subtotal Colorado Springs					291,518	46.23%	$51,297	$29,724	$—
% of Total Regions					34.47%

8611 Military Drive, Building C San Antonio, Texas	(1)	San Antonio	Owned	Government	38,255	100.00%	$4,757	$—	$—	4Q 08	4Q 08

8611 Military Drive, Building HI San Antonio, Texas	(1)	San Antonio	Owned	Government	52,352	100.00%	3,932	—	—	4Q 08	4Q 08
Subtotal San Antonio					90,607	100.00%	$8,689	$—	$—
% of Total Regions					10.72%

Total Under Construction					845,605	36.19%	$162,211	$99,804	$22,506
					100.00%

	% of Total	Total Rentable	Percentage
Type of Demand Driver	Demand Drivers	Square Feet	Leased/Committed (1)
Government	10.72%	90,607	100.00%
Defense Information Technology	37.95%	320,879	67.14%
Market Demand	38.28%	323,719	0.00%
Research Park	13.06%	110,400	0.00%
Total Under Construction by Demand Driver	100.00%	845,605	36.19%

(1) These two development properties have not yet been leased but are considered committed based upon the prospective tenant and their proximity to two existing operating properties. Excluding the commitments on these two development projects, the overall leased percentage would be 25.48%.

(2) Total loan commitment is $27.0 million.

(3) Although classified as "Under Construction," 48,377 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through specific research park relationship.

Anticipated Operational Date:  Date in which the earlier of one year following substantial completion or 100% occupancy has been achieved.

Development Summary as of December 31, 2007 (continued)

(Dollars in thousands)

			Wholly							Actual or
			Owned		Total					Anticipated
			or Joint		Rentable	Percentage	Anticipated		Outstanding	Construction	Anticipated
			Venture	Demand	Square	Leased/	Total	Cost	Loan as of	Completion	Operational
Property and Location		Submarket	(JV)	Driver	Feet	Committed	Cost	to date	12/31/2007	Date	Date

Redevelopment

9965 Federal Drive Colorado Springs, Colorado	(1)	I-25 North Corridor	Owned	N/A	74,749	100.00%	$8,716	$8,607	$—	1Q 08	1 Q 08

Subtotal Colorado Springs					74,749	100.00%	$8,716	$8,607	$—

2900 Towerview Road Herndon, Virginia	(2)	Route 28 South	JV	N/A	137,037	57.04%	$18,836	$16,571	$—	4Q 07	4Q 08

13849 Park Center Road Herndon, Virginia	(3)	Route 28 South	JV	N/A	57,000	n/a	6,941	6,696	—	4Q 07	n/a

Subtotal Northern Virginia					194,037	40.29%	$25,777	$23,267	$—

7468 Candlewood Road Hanover, Maryland	(4)	BWI Airport	JV	N/A	356,000 `	0.00%	$37,746	$25,952	$—	4Q 08	4Q 09

Subtotal Baltimore/Washington Corridor					356,000	0.00%	$37,760	$25,952	$—

Total Redevelopment					624,786	24.48%	$72,253	$57,826	$—

Under Development

324 Sentinel Drive (324 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	Government	125,000		$26,250	$1,678	$—	3Q 09	2Q 10

Riverwood I & II Columbia, Maryland		Howard Co. Perimeter	Owned	Government	70,000		15,100	1,898	—	3Q 09	4Q 09

Subtotal Government					195,000		$41,350	$3,576	$—
% of Total Drivers					17.85%

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	Defense Information Technology	190,000		$46,700	$6,079	$—	3Q 09	3Q 10

10807 New Allegiance Drive (Epic One) Colorado Springs, Colorado		I-25 North Corridor	Owned	Defense Information Technology	145,723		30,457	2,889	—	2Q 09	1Q 10

110 Thomas Johnson Drive, Bldg #2 Frederick, Maryland		Frederick	Owned	Defense Information Technology	85,000		16,162	1,761	—	3Q 09	3Q 10

16444 Commerce Drive Dahlgren, Virginia		King George County	Owned	Defense Information Technology	57,000		10,349	947	—	2Q 09	2Q 10

565 Space Center Drive (Patriot Park 7) Colorado Springs, Colorado		Colorado Springs East	Owned	Defense Information Technology	89,773		18,250	1,311	—	2Q 09	2Q 10

Northgate Business Park (Lot A) Aberdeen, Maryland		Harford County	Owned	Defense Information Technology	80,000		16,400	960	—	4Q 09	4Q 10

6721 Columbia Gateway Drive Columbia, Maryland		Howard Co. Perimeter	owned	Market demand	125,000	0.00	26,696	6,375	—	1Q 09	1Q 10

Subtotal Defense Information Technology					647,496		$138,318	$13,947	$—
% of Total Drivers					59.27%

8130 Corporate Drive White Marsh, Maryland		White Marsh	Owned	Market Demand	125,000		$26,535	$2,929	$—	2Q 09	2Q 10

Subtotal Market Demand					250,000		$53,231	$7,304	$—
% of Total Drivers					21.88%

Total Under Development					1,092,496		$232,899	$26,827	$—
					100.00%

	% of Total	Total Rentable
Type of Demand Driver	Demand Drivers	Square Feet
Government	17.85%	195,000
Defense Information Technology	59.27%	647,496
Market Demand	22.88%	250,000
Research Park	0.00%	—
Total Under Development by Demand Driver	100.00%	1,092,496

(1)   Although classified as “Redevelopment,” 41,120 square feet are operational.

(2)   Although classified as “Redevelopment,” 78,171 square feet located at 2900 Towerview Road are operational.  In the fourth quarter of 2007, we separated the 13849 Park Center Road redevelopment assets from this joint venture.

(3)   This joint venture was separated in the fourth quarter of 2007 from our 2900 Towerview Road joint venture.  Subsequent to year end,  33,354 square feet were sold.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through a specific research park relationship.

Anticipated Operational Date:  Date in which the earlier of one year following substantial completion or 100% occupancy has been achieved.

Total Development Placed into Service as of December 31, 2007

(Dollars in thousands)

									Percentage of
									Development Square
		Wholly Owned		Development Square Feet Placed Into Service					Feet Placed Into
		or Joint Venture	Total Rentable	Year 2006	Year 2007				Service Leased
Property and Location	Submarket	(JV)	Square Feet		2nd Quarter	3rd Quarter	4th Quarter		as of 12/31/07

11751 Meadowville Lane Chester, Virginia	Richmond Southwest	Owned	193,000	—	193,000	—	—		100.00%

6711 Columbia Gateway Drive Columbia, Maryland	Howard Co. Perimeter	Owned	123,410	68,196	21,363	33,851	—	(1)	83.08%

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	157,146	—	—	48,377	—		100.00	% (2)

5522 Research Park Drive (UMBC) Baltimore, Maryland	BWI Airport	Land Lease	23,500	—	—	23,500	—		100.00%

201 Technology Park Drive Lebanon, Virginia	Southwest Virginia	Owned	102,842	—	—	—	102,842		100.00%

320 Sentinel Way (320 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,681	—	—	—	125,681		100.00%

Total Development Placed Into Service			725,579	68,196	214,363	105,728	228,523		95.37	% (2)

(1)   In July 2007, 100% of this building became operational.  As of December 31, 2006, 68,196 square feet were placed into service.

(2)   Using the total rentable square feet of the buildings instead of the square feet placed into service, the percentage leased for 302 Sentinel Drive and the total development placed into service would be 51.33% and 86.58%,  respectively.

Land Inventory as of December 31, 2007

			Non-Wholly Owned		Wholly Owned
Location	Submarket	Status	Acres	Developable Square Feet	Acres	Developable Square Feet

Westfields Corporate Center	Dulles South	owned	—	—	19	246,800
Westfields Corporate Center	Dulles South	owned	—	—	17	377,300
Westfields Corporate Center	Dulles South	owned	—	—	32	674,200
Woodland Park	Herndon	owned	—	—	5	225,000
Total Northern Virginia			—	—	73	1,523,300

National Business Park (Phase II)	BWI Airport	owned	—	—	31	730,165
National Business Park (Phase III)	BWI Airport	owned	—	—	194	1,125,000
1243 Winterson Road (AS 22)	BWI Airport	owned	—	—	2	30,000
940 Elkridge Landing Road (AS 7)	BWI Airport	owned	—	—	3	53,941
Arundel Preserve	BWI Airport	under contract/JV	56	up to 1,648,200	—	—
1460 Dorsey Road	BWI Airport	owned	—	—	6	60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—	—	14	220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	—	—	5	120,000
Total Baltimore / Washington Corridor			56	1,648,200	255	2,339,106

White Marsh	White Marsh	owned	—	—	145	1,567,000
37 Allegheny Avenue	Towson	owned	—	—	0.3	40,000
Northgate Business Park	Harford County	owned	—	—	51	720,000
Total Suburban Baltimore			—	—	196	2,327,000

110 Thomas Johnson Drive	Frederick	owned	—	—	3	85,000
Rockville Corporate Center	Rockville	owned	—	—	10	220,000
Total Suburban Maryland			—	—	13	305,000

Unisys Campus	Blue Bell	owned	—	—	45	600,000
Total Greater Philadelphia			—	—	45	600,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—	—	19	250,000
Total Central New Jersey			—	—	19	250,000

Dahlgren Technology Center	King George County	owned	—	—	32	65,000
Expedition Park	St. Mary’s County	owned	—	—	6	60,000
Total St. Mary’s & King George Counties			—	—	38	125,000

InterQuest	I-25 North Corridor	owned	—	—	111	1,626,492
9965 Federal Drive	I-25 North Corridor	owned	—	—	4	30,000
Patriot Park	Colorado Springs East	owned	—	—	71	770,000
Aerotech Commerce	Colorado Springs East	owned	—	—	6	90,000
Total Colorado Springs			—	—	192	2,516,492

San Antonio	San Antonio	owned	—	—	27	350,000
San Antonio	San Antonio	owned	—	—	31	375,000
Total San Antonio			—	—	58	725,000

Indian Head	Charles County, MD	JV- 75% ownership	169	827,250	—	—
Fort Ritchie (1)	Cascade, MD	owned	—	—	591	1,700,000
Total Other			169	827,250	591	1,700,000

TOTAL			225	2,475,450	1,479	12,410,898

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 40 and 41.

(1)

The Fort Ritchie acquisition includes 301,134 square feet of existing office space targeted for future redevelopment (of which 3,014 square feet are leased as of December 31, 2007) and 110 existing usable residential units.

Joint Venture Summary as of December 31, 2007

(Dollars in thousands)

		Consolidated Properties
	Joint Venture							Option to
	Interest					Consolidated		Acquire
	Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Assets	of 12/31/07	to COPT	Interest

4230 Forbes Boulevard Lanham, Maryland	50.0%	Operating	55,866	5 acres	$4,403	$—	N/A	Yes

7468 Candlewood Road (1) Hanover, Maryland	92.5%	Redevelopment	356,000	19 acres	27,812	—	N/A	Yes

2900 Towerview Road Herndon, Virginia	92.5%	Operating/ Redevelopment	137,037	8 acres	17,965	—	N/A	Yes

13849 Park Center Road Herndon, Virginia	92.5%	Redevelopment	57,000	4 acres	6,696	—	N/A	Yes

Indian Head Technology Center Business Park Indian Head, Maryland	75.0%	Land Inventory	827,250	169 acres	4,559	—	N/A	No

7740-7744 Milestone Parkway (2) Hanover, Maryland	50.0%	Construction/ Land Inventory	455,400	23 acres	30,147	—	N/A	No

TOTAL					$91,583	$—

			Unconsolidated Properties
Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	COPT Investment	Off-Balance Sheet Debt as of 12/31/07	Recourse to COPT	Option to Acquire Partner’s Interest

Greater Harrisburg Portfolio Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	671,759	$(4,246)	$66,600	No	No

(1)   The 7468 Candlewood Road project is currently being redeveloped into approximately 356,000 rentable square feet of warehouse/flex space.

(2)   Of this joint venture entity, one building totaling 151,800 square feet is currently under construction.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2007				2006
	December 31	September 30	June 30	March 31	December 31

Total Assets or Denominator for Debt to Total Assets	$2,931,853	$2,916,023	$2,854,729	$2,814,723	$2,419,601
Accumulated depreciation	288,387	270,580	255,248	236,650	219,574
Intangible assets on real estate acquisitions, net	108,661	116,368	123,861	131,934	87,325
Assets other than assets included in investment in real estate	(328,381)	(331,078)	(330,156)	(340,546)	(308,291)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$3,000,520	$2,971,893	$2,903,682	$2,842,761	$2,418,209

GAAP Revenues from Real Estate Operations	$94,794	$94,376	$90,642	$89,137	$77,491
Revenues from discontinued operations	322	462	528	1,258	3,986
Combined Real Estate Revenues	$95,116	$94,838	$91,170	$90,395	$81,477

GAAP Revenues from Real Estate Operations	$94,794	$94,376	$90,642	$89,137	$77,491
Property operating expenses	(31,133)	(31,614)	(28,973)	(31,562)	(25,447)
Revenues from discontinued operations	322	462	528	1,258	3,986
Property operating expenses from discontinued operations	(244)	(631)	(321)	(462)	(394)
Combined Net Operating Income	$63,739	$62,593	$61,876	$58,371	$55,636

GAAP Net Operating Income for Same Office Properties	$52,504	$52,549	$52,895	$51,733	$50,348
Less: Straight-line rent adjustments	(1,596)	(2,187)	(1,878)	(2,119)	(2,493)
Less: Amortization of deferred market rental revenue	(417)	(542)	(415)	(477)	(490)
Cash Net Operating Income for Same Office Properties	$50,491	$49,820	$50,602	$49,137	$47,365
Less: Lease termination fees, gross	(200)	(610)	(921)	(1,160)	(798)
Cash Net Operating Income for Same Office Properties, adjusted for lease termination fees	$50,291	$49,210	$49,681	$47,977	$46,567

Depreciation and amortization	$26,312	$26,431	$27,243	$26,345	$19,916
Depreciation of furniture, fixtures and equipment	(358)	(339)	(342)	(326)	(313)
Depreciation and amortization from discontinued operations	653	174	186	281	165
Combined real estate related depreciation and other amortization	$26,607	$26,266	$27,087	$26,300	$19,768

Total tenant improvements and incentives on operating properties	$2,692	$4,605	$7,673	$6,517	$9,907
Total capital improvements on operating properties	4,748	2,514	2,387	1,581	3,844
Total leasing costs for operating properties	1,850	719	2,014	2,979	2,827
Less: Nonrecurring tenant improvements and incentives on operating properties	(811)	(1,887)	(3,636)	(5,858)	(7,489)
Less: Nonrecurring capital improvements on operating properties	(1,442)	(1,198)	(1,446)	(408)	(1,364)
Less: Nonrecurring leasing costs for operating properties	(575)	(89)	(494)	(1,698)	(2,171)
Add: Recurring improvements on operating properties held through joint ventures	42	—	28	28	833
Recurring capital expenditures	$6,504	$4,664	$6,526	$3,141	$6,387

Interest expense from continuing operations	$20,771	$21,000	$20,460	$19,801	$18,625
Interest expense from discontinued operations	28	145	614	463	260
Combined interest expense or denominator for interest coverage	$20,799	$21,145	$21,074	$20,264	$18,885
Scheduled principal amortization	4,611	3,936	3,696	7,685	3,834
Denominator for Debt Service Coverage	$25,410	$25,081	$24,770	$27,949	$22,719
Scheduled principal amortization	(4,611)	(3,936)	(3,696)	(7,685)	(3,834)
Preferred dividends - redeemable non-convertible	4,025	4,025	4,025	3,993	3,790
Preferred distributions	165	165	165	165	165
Denominator for Fixed Charge Coverage	$24,989	$25,335	$25,264	$24,422	$22,840

Common dividends for Earnings Payout Ratio	$16,097	$16,092	$14,613	$14,529	$13,292
Common distributions	2,777	2,777	2,574	2,554	2,622
Dividends and distributions for FFO and AFFO Payout Ratio	$18,874	$18,869	$17,187	$17,083	$15,914

Income tax expense from continuing operations	$89	$197	$178	$105	$264
Income tax expense from gain on sales of discontinued operations	44	—	—	—	—
Income tax expense from gain on other sales of real estate	1,068	—	3	—	—
Combined income tax expense	$1,201	$197	$181	$105	$264